UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 04/22/2014

Cytec Industries Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-12372

Delaware	22-3268660
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Five Garret Mountain Plaza

Woodland Park, NJ 07424

(Address of principal executive offices, including zip code)

(973) 357-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 22, 2014, the Annual Meeting of Stockholders of Cytec Industries Inc. (the “Company”) was held. At the Annual Meeting, the Company’s stockholders voted on the following matters:

1. On the matter of the election of four directors to serve for the terms indicated in the proxy statement relating to the Annual meeting, the final vote was as follows:

Nominees	Votes For	Votes Against	Abstained	Broker Non-Voted
Anthony G. Fernandes	30,822,019	874,682	69,683	1,906,302
Shane D. Fleming	30,467,723	1,267,755	30,906	1,906,302
Raymond P. Sharpe	31,433,096	263,186	70,102	1,906,302

2. On the matter of the proposal ratifying the appointment of KPMG LLP as our independent registered public accounting firm for 2014, the final vote was as follows:

Votes For	Votes Against	Abstained
32,826,697	813,373	32,616

3. On the matter of the approval of the compensation of our Named Executive Officers, the final non-binding vote was as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
30,526,954	818,366	421,064	1,906,302

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytec Industries Inc.

Date: April 23, 2014	By:	/s/ Roy Smith
Roy Smith
Vice President, General Counsel and Secretary